                                                                   Exhibit 99.11

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                              SEPTEMBER [12], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                       $172,223,054
Aggregate Original
   Principal Balance                       $172,233,373
Number of Mortgage Loans                          1,136

                                   MINIMUM      MAXIMUM          AVERAGE (1)
                                 ----------   -----------   --------------------
Original Principal Balance         $20,000     $840,000          $151,614
Outstanding Principal Balance      $19,958     $840,000          $151,605

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                    180         360             359
Stated remaining Term (mos)            174         360             358
Loan Age (mos)                           0           6               1
Current Interest Rate                5.875%     13.875%          8.196%
Initial Interest Rate Cap(4)         3.000%      3.000%          3.000%
Periodic Rate Cap(4)                 1.000%      1.000%          1.000%
Gross Margin(4)                      4.875%      9.750%          6.893%
Maximum Mortgage Rate(4)            11.875%     16.750%         13.913%
Minimum Mortgage Rate(4)             5.875%     10.750%          7.913%
Months to Roll(4)                       21          59              28
Original Loan-to-Value               50.00%     100.00%          82.30%
Combined Loan-to-Value               50.00%     100.00%          99.50%
Credit Score (3)                       525         788             647

                                  EARLIEST      LATEST
                                 ----------   ----------
Maturity Date                    03/01/2021   09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                             93.27%
2nd Lien                              6.73%

OCCUPANCY
Primary                             100.00%
Second Home                           0.00%
Investment                            0.00%

LOAN TYPE
Fixed Rate                           22.54%
ARM                                  77.46%

AMORTIZATION TYPE
Fully Amortizing                     15.98%
Interest Only                        10.08%
15/30 Balloon                         0.47%
30/40 Balloon                         7.04%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

LOAN PURPOSE
Purchase                            100.00%
Refinance - Rate Term                 0.00%
Refinance - Cashout                   0.00%

PROPERTY TYPE
Single Family Residence              72.48%
Condominium                           7.54%
Planned Unit Development             14.82%
2-4 Family                            5.16%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                1       170,600      0.10      5.875      691      170,600      74.99     52.10    100.00   100.00
6.001% to 6.500%               11     2,407,445      1.40      6.473      699      218,859      78.51     49.70    100.00    35.99
6.501% to 7.000%               94    23,606,750     13.71      6.888      695      251,136      77.88     47.19     61.01    28.08
7.001% to 7.500%              183    37,307,793     21.66      7.334      671      203,868      78.14     47.12     60.39    11.23
7.501% to 8.000%              202    34,822,950     20.22      7.826      644      172,391      78.63     47.06     61.18     8.73
8.001% to 8.500%              157    25,595,262     14.86      8.307      633      163,027      78.86     46.14     55.49     7.62
8.501% to 9.000%              116    16,083,218      9.34      8.781      619      138,648      82.07     44.20     67.17     3.23
9.001% to 9.500%               91     9,640,278      5.60      9.318      602      105,937      94.77     44.17     94.48     0.00
9.501% to 10.000%              80    10,473,155      6.08      9.771      596      130,914      97.10     41.88     99.13     0.00
10.001% to 10.500%             20     1,616,559      0.94     10.325      614       80,828      99.99     42.06     95.55     0.00
10.501% to 11.000%             33     2,510,178      1.46     10.750      620       76,066     100.00     46.89     92.07     0.00
11.001% to 11.500%             20     1,705,911      0.99     11.438      646       85,296     100.00     45.12     27.59     0.00
11.501% to 12.000%             52     3,252,070      1.89     11.837      636       62,540      99.83     45.55     71.61     0.00
12.001% to 12.500%             32     1,463,724      0.85     12.275      606       45,741      99.99     46.26     91.53     0.00
12.501% to 13.000%             22       728,857      0.42     12.753      590       33,130     100.00     46.89    100.00     0.00
13.001% to 13.500%             18       675,115      0.39     13.303      589       37,506      99.88     44.61    100.00     0.00
13.501% to 14.000%              4       163,190      0.09     13.739      587       40,798     100.00     43.15    100.00     0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------    -----
TOTAL:                      1,136   172,223,054    100.00      8.196      647      151,605      82.30     46.13     66.70    10.08
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     15       816,150      0.47      11.211     646       54,410      99.91     46.08    57.49     0.00
229 to 240                      1        19,958      0.01      11.750     615       19,958     100.00     54.40     0.00     0.00
349 to 360                  1,120   171,386,946     99.51       8.181     647      153,024      82.21     46.13    66.75    10.13
                            -----   -----------    ------       -----     ---      -------     ------     -----    -----    -----
TOTAL:                      1,136   172,223,054    100.00       8.196     647      151,605      82.30     46.13    66.70    10.08
                            =====   ===========    ======       =====     ===      =======     ======     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES    LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               140     4,410,526      2.56     11.566      620       31,504      99.33     43.71     92.64     0.00
$50,001 to $100,000           293    22,852,031     13.27      8.969      624       77,993      86.36     43.78     88.04     0.35
$100,001 to $150,000          292    36,244,578     21.05      8.453      631      124,125      83.47     44.90     77.64     2.74
$150,001 to $200,000          163    28,213,994     16.38      8.059      643      173,092      82.00     46.20     74.64     5.35
$200,001 to $250,000           77    17,175,865      9.97      7.926      647      223,063      81.05     47.77     61.15    11.67
$250,001 to $300,000           60    16,447,427      9.55      7.798      665      274,124      80.63     46.10     52.09    18.15
$300,001 to $350,000           36    11,633,415      6.75      7.694      669      323,150      78.61     47.45     41.59     5.85
$350,001 to $400,000           22     8,381,182      4.87      7.520      658      380,963      79.32     49.44     40.34    22.79
$400,001 to $450,000           19     8,030,410      4.66      7.658      670      422,653      77.87     50.03     46.94    26.32
$450,001 to $500,000           10     4,700,770      2.73      8.095      660      470,077      80.51     47.36     50.64    30.63
$500,001 to $550,000           11     5,771,079      3.35      7.541      677      524,644      81.33     46.10     45.89    27.00
$550,001 to $600,000            7     4,086,909      2.37      7.535      663      583,844      77.90     45.44     43.11    13.95
$600,001 to $650,000            2     1,299,933      0.75      7.062      684      649,967      76.98     47.97    100.00     0.00
$650,001 to $700,000            2     1,336,000      0.78      7.681      704      668,000      80.00     48.78     50.90    50.90
$700,001 to $750,000            0             0        --         --        0            0         --        --      0.00     0.00
$750,001 to $800,000            1       798,935      0.46      7.375      672      798,935      75.00     49.96    100.00     0.00
$800,001 to $850,000            1       840,000      0.49      6.750      745      840,000      80.00     38.79    100.00   100.00
$850,001 to $900,000            0             0        --         --        0            0         --        --      0.00     0.00
$900,001 to $950,000            0             0        --         --        0            0         --        --      0.00     0.00
$950,001 to $1,000,000          0             0        --         --        0            0         --        --      0.00     0.00
                            -----   -----------    ------     ------      ---      -------      -----     -----    ------   ------
TOTAL:                      1,136   172,223,054    100.00      8.196      647      151,605      82.30     46.13     66.70    10.08
                            =====   ===========    ======     ======      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                         NUMBER    AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                           OF      PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                        MORTGAGE    BALANCE     MORTGAGE      AVERAGE     CREDIT    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES            LOANS    OUTSTANDING     POOL        COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------     --------  -----------  ----------  -----------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans          15       816,150  0.47389112  11.21141774     646        54,410     99.91     46.08     57.49    0.00
20 Year Fixed Loans           1        19,958        0.01       11.750     615        19,958    100.00     54.40      0.00    0.00
2/28 LIBOR Loans            142    26,539,561       15.41        7.790     667       186,898     81.35     45.01     55.33   60.09
2/28 LIBOR Loans
   (40 Year
   Amortization)             14     2,707,192        1.57        7.783     680       193,371     82.31     46.92     58.63    0.00
2/28 LIBOR Loans
   (45 Year
   Amortization)            262    57,098,727       33.15        7.785     656       217,934     79.58     46.46     51.30    0.00
30 Year Fixed Loans         156    12,609,966        7.32        8.963     627        80,833     87.02     43.17     96.22    3.17
30/40 Balloon Loans         134     8,507,529        4.94       11.276     633        63,489     98.34     46.32     77.70    0.00
30/45 Balloon Loans         120    16,858,095        9.79        8.153     613       140,484     80.46     45.88     91.47    0.00
3/27 LIBOR Loans             42     4,999,562        2.90        8.586     635       119,037     87.12     43.31     71.05   18.16
3/27 LIBOR Loans
   (40 Year
   Amortization)              5       574,305        0.33        8.919     630       114,861     88.46     43.37     68.60    0.00
3/27 LIBOR Loans
   (45 Year
   Amortization)            232    38,961,444       22.62        8.118     641       167,937     81.83     47.56     75.70    0.00
5/25 LIBOR Loans              4       715,309        0.42        7.626     686       178,827     79.25     50.11     83.11   15.10
5/25 LIBOR Loans
   (40 Year
   Amortization)              2       329,731        0.19        7.552     646       164,865     79.98     45.65     68.34    0.00
5/25 LIBOR Loans
   (45 Year
   Amortization)              7     1,485,525        0.86        7.459     705       212,218     78.45     50.63     28.16    0.00
                          -----   -----------      ------        -----     ---       -------     -----     -----     -----   -----
TOTAL:                    1,136   172,223,054      100.00        8.196     647       151,605     82.30     46.13     66.70   10.08
                          =====   ===========      ======        =====     ===       =======     =====     =====     =====   =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              286    27,520,276     15.98      8.769      629       96,225      86.53     42.70     82.13     0.00
Balloon                       791   127,338,698     73.94      8.192      645      160,984      81.85     46.75     65.89     0.00
60 Month Interest-Only         58    16,963,830      9.85      7.293      692      292,480      78.83     46.99     46.94   100.00
120 Month Interest-Only         1       400,250      0.23      8.375      601      400,250      79.99     50.57    100.00   100.00
                            -----   -----------    ------      -----      ---      -------      -----     -----     -----    -----
TOTAL:                      1,136   172,223,054    100.00      8.196      647      151,605      82.30     46.13     66.70    10.08
                            =====   ===========    ======      =====      ===      =======      =====     =====     =====    =====

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE            LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                           710   133,411,357     77.46      7.913      654      187,903      80.95     46.43     60.14    12.72
Fixed Rate                    426    38,811,697     22.54      9.167      622       91,107      86.93     45.10     89.24     1.03
                            -----   -----------    ------      -----      ---      -------      -----     -----     -----    -----
TOTAL:                      1,136   172,223,054    100.00      8.196      647      151,605      82.30     46.13     66.70    10.08
                            =====   ===========    ======      =====      ===      =======      =====     =====     =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION               LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        7        660,475      0.38      9.881      591       94,354      93.20     40.56     86.20    0.00
Arizona                       24      4,133,556      2.40      7.981      642      172,232      80.45     45.52     76.28    9.68
Arkansas                      12        804,703      0.47      8.881      620       67,059      84.38     40.68    100.00    0.00
California                   217     61,432,033     35.67      7.734      670      283,097      79.90     47.83     47.50   22.63
Colorado                      47      5,486,871      3.19      7.957      637      116,742      80.86     45.65     85.61    2.72
Connecticut                    2        177,379      0.10      9.835      616       88,690     100.00     44.65    100.00    0.00
Florida                      100     14,496,758      8.42      8.037      648      144,968      80.19     45.39     56.89    3.12
Georgia                       67      7,412,085      4.30      9.022      617      110,628      87.78     47.68     92.72    0.00
Idaho                         19      1,580,181      0.92      8.372      624       83,167      79.14     43.62     83.07   14.86
Illinois                       6        781,894      0.45      8.730      652      130,316      81.34     42.34     39.33   21.49
Indiana                        4        328,394      0.19      9.137      597       82,099      91.20     37.55    100.00    0.00
Iowa                           6        538,960      0.31      9.141      588       89,827      84.70     41.57    100.00    0.00
Kansas                        26      2,072,732      1.20      9.020      634       79,720      86.33     43.89     75.60    0.00
Kentucky                      16      1,428,008      0.83      8.789      614       89,250      88.73     42.96     93.45    0.00
Maine                          2        133,494      0.08      8.031      663       66,747      75.00     46.17     52.80    0.00
Maryland                       8      1,434,297      0.83      8.949      615      179,287      85.80     50.43     83.27    0.00
Massachusetts                 12      3,170,463      1.84      9.182      636      264,205      84.02     48.37    100.00    0.00
Michigan                      32      3,759,076      2.18      8.345      654      117,471      82.17     42.37     64.73    0.00
Minnesota                      9      1,062,325      0.62      8.296      636      118,036      84.53     44.33     83.95    0.00
Mississippi                    2        164,255      0.10      9.330      574       82,127      80.72     45.23    100.00    0.00
Missouri                      16      1,454,143      0.84      8.359      647       90,884      80.08     41.78     63.39    8.75
Nebraska                      11        962,946      0.56      8.677      603       87,541      84.47     37.28     92.70    0.00
Nevada                        22      4,382,374      2.54      8.424      653      199,199      85.01     47.56     75.48    3.83
New Jersey                    13      2,144,927      1.25      8.530      636      164,994      86.87     46.20    100.00    8.62
North Carolina                39      3,925,846      2.28      9.177      606      100,663      88.27     43.26     97.57    0.00
Ohio                          95      9,167,188      5.32      8.850      612       96,497      88.85     42.74     86.34    0.87
Oklahoma                      11      1,031,597      0.60      8.714      611       93,782      83.20     42.01     82.70    0.00
Oregon                        28      4,605,969      2.67      8.085      645      164,499      81.98     46.72     83.55   16.78
Pennsylvania                  27      2,365,807      1.37      8.295      642       87,622      84.14     43.47     71.40    0.00
Rhode Island                   4        487,134      0.28      8.063      681      121,784      84.91     51.70    100.00    0.00
South Carolina                11      1,131,035      0.66      8.500      608      102,821      86.02     46.32    100.00    0.00
Tennessee                     60      5,073,878      2.95      8.259      620       84,565      81.31     45.03     92.86    0.00
Utah                          19      1,948,263      1.13      8.001      655      102,540      79.76     47.50     71.04    5.87
Virginia                      22      2,259,848      1.31      8.374      625      102,720      80.99     46.78     89.39    0.00
Washington                   106     17,022,578      9.88      8.279      649      160,590      82.58     46.12     57.60    2.99
Wisconsin                     21      1,960,048      1.14      8.707      616       93,336      86.08     45.35     85.57    5.22
Wyoming                       13      1,241,535      0.72      8.306      610       95,503      82.81     40.01    100.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,136   172,223,054    100.00      8.196      647      151,605      82.30     46.13     66.70   10.08
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  1        56,000      0.03      8.000      765       56,000      50.00     40.60      0.00    0.00
50.01% to 55.00%                0             0        --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%                1       350,000      0.20      7.125      687      350,000      58.33     48.21      0.00    0.00
60.01% to 65.00%                1        70,000      0.04      7.750      621       70,000      63.64     51.10    100.00    0.00
65.01% to 70.00%                2       112,451      0.07      7.375      612       56,225      68.66     30.10    100.00    0.00
70.01% to 75.00%              236    43,845,956     25.46      7.598      650      185,788      74.95     47.63     61.23    9.08
75.01% to 80.00%              518    94,896,917     55.10      7.787      657      183,199      79.97     46.27     61.04   14.10
80.01% to 85.00%                6       778,255      0.45      8.722      585      129,709      84.51     37.90     85.17    0.00
85.01% to 90.00%                6     1,218,199      0.71      8.664      603      203,033      89.93     35.10    100.00    0.00
90.01% to 95.00%                3       274,618      0.16     10.567      603       91,539      95.00     48.52    100.00    0.00
95.01% to 100.00%             362    30,620,660     17.78     10.284      614       84,587     100.00     44.24     90.67    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                      1,136   172,223,054    100.00      8.196      647      151,605      82.30     46.13     66.70   10.08
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  1        56,000      0.03     8.000       765       56,000      50.00     40.60      0.00    0.00
50.01% to 55.00%                0             0        --        --         0            0         --        --      0.00    0.00
55.01% to 60.00%                1       350,000      0.20     7.125       687      350,000      58.33     48.21      0.00    0.00
60.01% to 65.00%                1        70,000      0.04     7.750       621       70,000      63.64     51.10    100.00    0.00
65.01% to 70.00%                1        60,690      0.04     7.375       594       60,690      67.51     19.62    100.00    0.00
70.01% to 75.00%                4       583,419      0.34     8.421       547      145,855      74.45     47.62    100.00    0.00
75.01% to 80.00%                5       458,397      0.27     8.142       580       91,679      80.00     35.51    100.00    0.00
80.01% to 85.00%                6       778,255      0.45     8.722       585      129,709      84.51     37.90     85.17    0.00
85.01% to 90.00%                7     1,622,536      0.94     8.470       600      231,791      86.46     41.46    100.00    0.00
90.01% to 95.00%               10     1,805,732      1.05     8.033       673      180,573      80.17     47.28     44.45    9.30
95.01% to 100.00%           1,100   166,438,025     96.64     8.195       648      151,307      82.38     46.24     66.46   10.33
                            -----   -----------    ------     -----       ---      -------      -----     -----    ------   -----
TOTAL:                      1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13     66.70   10.08
                            =====   ===========    ======     =====       ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 10.94% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 76.43% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.45%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS              LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 15     2,151,834      1.25     9.112       612      143,456      87.71     16.43     85.98    0.00
20.01% to 25.00%               21     1,976,537      1.15     8.340       624       94,121      83.16     23.02     87.13   12.87
25.01% to 30.00%               35     3,351,888      1.95     8.563       631       95,768      84.46     27.72     69.75    3.05
30.01% to 35.00%               65     6,761,931      3.93     8.569       621      104,030      84.92     32.92     85.87    0.00
35.01% to 40.00%              112    14,156,055      8.22     8.408       642      126,393      84.16     37.88     67.76   10.11
40.01% to 45.00%              196    29,440,972     17.09     8.248       646      150,209      83.42     42.82     65.54    9.35
45.01% to 50.00%              341    61,455,434     35.68     8.116       660      180,221      81.26     47.97     46.43   13.94
50.01% to 55.00%              287    42,549,757     24.71     8.123       643      148,257      81.96     52.34     84.75    8.84
55.01% to 60.00%               63    10,218,768      5.93     7.962       632      162,203      80.40     55.53     93.09    4.82
60.01% or greater               1       159,877      0.09     6.917       656      159,877      80.00     60.46    100.00    0.00
                            -----   -----------    ------     -----       ---      -------      -----     -----    ------   -----
TOTAL:                      1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13     66.70   10.08
                            =====   ===========    ======     =====       ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE               LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13    66.70    10.08
                            -----   -----------    ------     -----       ---      -------      -----     -----    -----    -----
TOTAL:                      1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13    66.70    10.08
                            =====   ===========    ======     =====       ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE              LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 856   124,831,035     72.48     8.196       645      145,831      82.49     45.75    65.69    10.20
Planned Unit Development      154    25,519,948     14.82     8.176       647      165,714      82.62     46.82    75.00    10.24
Condo                          92    12,984,724      7.54     8.216       662      141,138      80.33     46.63    57.69     4.27
Two- to Four-Family            34     8,887,348      5.16     8.222       659      261,393      81.57     48.90    70.27    16.44
                            -----   -----------    ------     -----       ---      -------      -----     -----    -----    -----
TOTAL:                      1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13    66.70    10.08
                            =====   ===========    ======     =====       ===      =======      =====     =====    =====    =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION              LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            867   114,872,406     66.70      8.335      629      132,494      83.78     46.22    100.00    7.28
Stated                        248    53,719,276     31.19      7.889      685      216,610      79.20     45.98      0.00   16.76
Low                            21     3,631,372      2.11      8.332      644      172,922      81.27     45.53      0.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,136   172,223,054    100.00      8.196      647      151,605      82.30     46.13     66.70   10.08
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                  LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13    66.70    10.08
                            -----   -----------    ------     -----       ---      -------      -----     -----    -----    -----
TOTAL:                      1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13    66.70    10.08
                            =====   ===========    ======     =====       ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                              72    13,081,152      7.60      8.052      664     181,682.66    81.07     45.28     57.40    4.74
1                             685   109,816,342     63.76      8.147      650     160,315.83    82.36     45.48     63.52   13.23
2                             341    46,398,620     26.94      8.265      637     136,066.33    82.13     47.81     75.77    4.78
3                              29     2,402,935      1.40      9.307      631      82,859.81    85.58     47.83     87.21    0.00
4                               6       258,465      0.15     10.857      651      43,077.48   100.00     47.81    100.00    0.00
5                               2       102,862      0.06     11.233      616      51,431.00   100.00     49.80    100.00    0.00
6                               1       162,679      0.09     10.625      654     162,679.12   100.00     46.69      0.00    0.00
                            -----   -----------    ------     ------      ---     ----------   ------     -----    ------   -----
TOTAL:                      1,136   172,223,054    100.00      8.196      647        151,605    82.30     46.13     66.70   10.08
                            =====   ===========    ======     ======      ===     ==========   ======     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM               LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          266    28,129,831     16.33     9.246       624      105,751      87.88     46.38    87.12     3.47
6 Months                       18     1,798,686      1.04     8.657       636       99,927      84.25     44.34    71.89     0.00
12 Months                      46    11,695,424      6.79     8.029       659      254,248      80.24     46.22    44.32    10.60
24 Months                     395    73,950,460     42.94     7.901       660      187,216      80.94     46.37    54.86    18.74
36 Months                     411    56,648,653     32.89     8.079       639      137,831      81.66     45.75    76.47     2.28
                            -----   -----------    ------     -----       ---      -------      -----     -----    -----    -----
TOTAL:                      1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13    66.70    10.08
                            =====   ===========    ======     =====       ===      =======      =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES              LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                      0             0        --        --         0            0         --        --      0.00    0.00
501 to 525                      1       166,500      0.10     9.625       525      166,500      75.00     35.24    100.00    0.00
526 to 550                     11     1,378,319      0.80     9.080       545      125,302      86.33     38.63    100.00    0.00
551 to 575                     43     5,504,860      3.20     8.856       565      128,020      86.30     42.75    100.00    0.00
576 to 600                    247    27,208,068     15.80     9.139       589      110,154      87.77     44.31     98.75    0.29
601 to 625                    232    30,924,692     17.96     8.591       612      133,296      84.19     46.89     95.79    3.09
626 to 650                    206    28,544,564     16.57     8.270       640      138,566      80.64     46.46     67.09    5.50
651 to 675                    169    28,807,892     16.73     8.107       661      170,461      80.68     46.45     47.01   15.02
676 to 700                    109    25,377,680     14.74     7.358       686      232,823      78.91     47.40     36.56   15.11
701 to 725                     66    12,206,199      7.09     7.442       713      184,942      81.00     46.26     41.90   26.61
726 to 750                     23     6,532,258      3.79     7.220       737      284,011      78.91     46.38     36.16   26.06
751 to 775                     23     4,496,873      2.61     7.134       763      195,516      79.04     46.65     28.43   24.66
776 to 800                      6     1,075,150      0.62     7.377       782      179,192      81.26     47.52     56.48   50.15
801 to 825                      0             0        --        --         0            0         --        --      0.00    0.00
                            -----   -----------    ------     -----       ---      -------      -----     -----    ------   -----
TOTAL:                      1,136   172,223,054    100.00     8.196       647      151,605      82.30     46.13     66.70   10.08
                            =====   ===========    ======     =====       ===      =======      =====     =====    ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS              LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.001% to 3.500%               0              0         -          -        0            0          -         -      0.00     0.00
3.501% to 4.000%               0              0         -          -        0            0          -         -      0.00     0.00
4.001% to 4.500%               0              0         -          -        0            0          -         -      0.00     0.00
4.501% to 5.000%               1        170,600      0.13      5.875      691      170,600      74.99     52.10    100.00   100.00
5.001% to 5.500%              11      2,407,445      1.80      6.473      699      218,859      78.51     49.70    100.00    35.99
5.501% to 6.000%              83     20,416,587     15.30      6.877      694      245,983      77.70     47.00     65.03    31.07
6.001% to 6.500%             155     33,713,683     25.27      7.300      681      217,508      78.05     47.57     49.54    13.76
6.501% to 7.000%             149     29,219,324     21.90      7.927      648      196,103      79.02     47.39     62.06    10.41
7.001% to 7.500%             109     19,385,425     14.53      8.290      639      177,848      78.67     46.48     39.29     7.13
7.501% to 8.000%              86     12,786,989      9.58      8.815      621      148,686      82.49     44.25     57.01     4.07
8.001% to 8.500%              50      6,917,818      5.19      9.378      596      138,356      95.59     45.09     92.66     0.00
8.501% to 9.000%              57      7,500,125      5.62      9.786      592      131,581      98.74     40.08     98.79        0
9.001% or greater              9        893,361      0.67     10.422      594       99,262     100.00     43.60     91.94     0.00
                             ---    -----------    ------     ------      ---      -------     ------     -----    ------   ------
TOTAL:                       710    133,411,357    100.00      7.913      654      187,903      80.95     46.43     60.14    12.72
                             ===    ===========    ======     ======      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%             1        170,600      0.13      5.875      691      170,600      74.99     52.10    100.00   100.00
12.001% to 12.500%            11      2,407,445      1.80      6.473      699      218,859      78.51     49.70    100.00    35.99
12.501% to 13.000%            91     23,168,538     17.37      6.888      696      254,599      77.86     47.15     60.27    28.61
13.001% to 13.500%           149     31,755,790     23.80      7.324      677      213,126      77.90     47.61     53.46    13.19
13.501% to 14.000%           148     28,220,996     21.15      7.829      649      190,682      78.62     47.34     55.49    10.78
14.001% to 14.500%           102     18,250,107     13.68      8.313      642      178,923      78.59     46.21     40.02     8.49
14.501% to 15.000%            76     11,448,952      8.58      8.760      622      150,644      81.37     44.47     56.21     4.54
15.001% to 15.500%            51      6,848,825      5.13      9.315      597      134,291      94.94     44.26     92.58     0.00
15.501% to 16.000%            65      9,158,394      6.86      9.762      594      140,898      96.86     41.69     99.01     0.00
16.001% to 16.500%             8        924,481      0.69     10.259      596      115,560     100.00     39.74     92.21     0.00
16.501% to 17.000%             8      1,057,230      0.79     10.718      598      132,154     100.00     49.44    100.00     0.00
                             ---    -----------    ------     ------      ---      -------     ------     -----    ------   ------
TOTAL:                       710    133,411,357    100.00      7.913      654      187,903      80.95     46.43     60.14    12.72
                             ===    ===========    ======     ======      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE            LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                     5         885,906      0.66     8.203       630      177,181      75.69     48.17    100.00    0.00
July 2008                    90      15,811,720     11.85     7.780       654      175,686      79.16     47.93     57.02   14.03
August 2008                 285      60,856,527     45.62     7.768       661      213,532      80.47     45.54     50.31   22.09
September 2008               38       8,791,328      6.59     7.889       666      231,351      80.75     45.73     57.32    3.23
June 2009                     3         412,266      0.31     8.138       630      137,422      76.45     47.84     70.92    0.00
July 2009                    98      14,348,237     10.75     8.094       628      146,411      81.43     48.68     89.20    0.00
August 2009                 159      26,873,052     20.14     8.226       644      169,013      83.48     46.26     71.70    2.13
September 2009               19       2,901,756      2.18     8.202       671      152,724      79.72     45.84     37.23   11.58
July 2011                     2         351,985      0.26     8.020       598      175,993      78.18     48.23    100.00    0.00
August 2011                  11       2,178,579      1.63     7.437       707      198,053      78.99     50.10     40.67    4.96
                            ---     -----------    ------     -----       ---      -------      -----     -----     -----   -----
TOTAL:                      710     133,411,357    100.00     7.913       654      187,903      80.95     46.43     60.14   12.72
                            ===     ===========    ======     =====       ===      =======      =====     =====     =====   =====